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             UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 6, 2000



                         STEWART ENTERPRISES, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           LOUISIANA              0-19508         72-0693290
 (STATE OR OTHER JURISDICTION   (COMMISSION    (I.R.S. EMPLOYER
       OF INCORPORATION)       FILE NUMBER)   IDENTIFICATION NO.)



                      110 VETERANS MEMORIAL BOULEVARD
                        METAIRIE, LOUISIANA  70005
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                              (504) 837-5880
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                              NOT APPLICABLE
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
==========================================================================

ITEM 5.  OTHER EVENTS

     On June 6, 2000, the Company issued the following press release.



CONTACT:  Kenneth C. Budde                    FOR IMMEDIATE RELEASE
          Stewart Enterprises, Inc.
          110 Veterans Memorial Boulevard
          Metairie, Louisiana 70005
          504/837-5880


       STEWART ENTERPRISES ACHIEVES EARNINGS PER SHARE AND CASH FLOW
          EXPECTATIONS FOR THE SECOND QUARTER OF FISCAL YEAR 2000

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METAIRIE, LA, June 6, 2000 . . . Stewart Enterprises, Inc. (Nasdaq NMS:

STEI) today announced net earnings of $19.3 million, or $.18 per share, on revenues of $188.9 million for the three months ended April 30, 2000.  For the six months ended April 30, 2000, the Company announced net earnings of

$38.2 million, or $.36 per share, on revenues of $381.8 million.  For the six months ended April 30, 2000, cash flow from operations increased to $38 million, an increase of $36 million from the first six months of 1999.



William E. Rowe, President and Chief Executive Officer, stated, "At the close of fiscal year 1999, we articulated a plan for fiscal year 2000, our rebuilding year, and through the first two quarters we have met or exceeded consensus expectations.  We remain committed to growth through internal strategies and improved cash flow. We are working hard at building our cash reserves, and to that end, we have empowered people at every level of our organization to focus on improving our cash flow.  As of April 30, 2000, we had over $100 million in cash and marketable securities on hand."



Funeral revenues for the second quarter of 2000 increased 2 percent to

$115.8 million compared to $113.2 million for the second quarter of 1999.

The average revenue per call from the Company's core operations increased during the quarter.  Funeral volumes were down, as expected, as first quarter funeral volumes were unusually high and were expected to level out during the remainder of the year.


                                  -more-

Cemetery revenues for the second quarter of 2000 decreased 10 percent to

$73.1 million due principally to a decline in preneed cemetery sales.

Brian J. Marlowe, Chief Operating Officer, commented, "Our preneed sales in the quarter were soft, although improved from the first quarter of 2000 and in line with expectations. We have made some changes in the terms and conditions of our preneed sales contracts that will improve the long-term quality of our receivables and cash flow but have impacted our short-term sales. We feel there is opportunity for improvement in our preneed sales through the efforts of our Sales and Marketing Division, which was just created at the onset of the quarter."


Mr. Rowe stated, "We are pleased to have met our goals in the first two quarters, and we plan to continue to build our cash reserves with successful execution of solid operating and financial strategies.  As a result of our fiscal year 2000 initiatives, we have made steady improvements in cash flow and operating results."


SECOND QUARTER RESULTS

* Revenues of $188.9 million compared to $194.3 million in the second quarter of 1999.
* Gross profit of $49.8 million compared to $57.7 million for the second quarter last year.
* EBITDA of $58.4 million compared to $66.1 million for the second quarter last year.
* Net earnings of $19.3 million or $.18 per share, compared to $27.1 million or $.24 per share in the second quarter of 1999.


YEAR TO DATE RESULTS

* Revenues of $381.8 million compared to $372.5 million in the first six months of 1999.
* Gross profit of $98.5 million compared to $111.9 million for the first six months last year.
* EBITDA of $117.1 million compared to $127.7 million for the first six months last year.
* Net earnings of $38.2 million or $.36 per share, compared to $50.6 million or $.48 per share in the first six months of 1999.
* Year to date 1999 earnings and diluted earnings per share exclude the effect of the $50.1 million after-tax ($.48 per share) cumulative effect of the change in accounting principle recorded in fiscal year 1999.



FUNERAL RESULTS - SECOND QUARTER 2000

* Funeral revenues increased 2 percent to $115.8 million compared to $113.2 million in the second quarter of 1999.


                                  -more-

* Funeral revenues from the Company's core operations decreased 4 percent compared to the corresponding period in 1999 due primarily to a decline in preneed funeral merchandise sales.
* In addition, the Company experienced a 7.5 percent increase in the average revenue per domestic funeral service performed by its core operations, partially offset by a 6 percent decrease in the number of domestic funeral services performed by those operations.
* Of the total funerals performed in the second quarters of 2000 and 1999, 19.5 percent were delivered out of the Company's backlog of preneed funerals.
* Domestic cremations as a percentage of total domestic funerals performed were 35.6 percent compared to 36.5 percent in the comparable period of 1999.



FUNERAL RESULTS - YEAR TO DATE

* Funeral revenues increased 8 percent to $238.4 million compared to $219.9 million in the first six months of 1999.
* Funeral revenues from the Company's core operations increased 1 percent compared to the corresponding period in 1999.
* The Company experienced a 6.4 percent increase in the average revenue per domestic funeral service performed by its core operations, partially offset by a 1.3 percent decrease in the number of domestic funeral services performed by those operations.
* Of the total funerals performed in the first six months of 2000, 19.4 percent were delivered out of the Company's backlog of preneed funerals, as compared to 17.9 percent in the first six months of 1999.
* Domestic cremations as a percentage of total domestic funerals performed were 35.2 percent compared to 36.0 percent in the comparable period of 1999.



CEMETERY RESULTS - SECOND QUARTER 2000

* Cemetery revenues for the second quarter of 2000 decreased 10 percent to $73.1 million compared to $81.1 million in the second quarter of 1999.

* Cemetery revenues from the Company's core operations decreased 17 percent from the corresponding period of 1999, as a result of a reduction in preneed cemetery property and merchandise sales.


                                  -more-

CEMETERY RESULTS - YEAR TO DATE

* Cemetery revenues for the first six months of 2000 decreased 6 percent to $143.4 million compared to $152.5 million in the first six months of 1999.
* Cemetery revenues from the Company's core operations decreased 13 percent from the corresponding period of 1999, as a result of a reduction in preneed cemetery property and merchandise sales.


Stewart Enterprises, together with other members of the industry, is currently discussing directly with the staff of the Securities and Exchange

Commission the application of its recently issued Staff Accounting Bulletin

No. 101 - "Revenue Recognition in Financial Statements."  Based on

currently available information, the Company believes that final resolution of these discussions may have a material impact on the Company's reported consolidated earnings and financial condition and on the manner in which certain preneed sales activities are recorded by the Company and the industry, although the Company does not believe that the final resolution will have a material impact on the Company's consolidated cash flows.  The

Company has not reached a final resolution of these discussions but anticipates these discussions to be finalized by the end of its third fiscal quarter of 2000.  The Company is not required to implement the new accounting guidance until the first fiscal quarter of 2001.


Founded in 1910, Stewart Enterprises is the third largest provider of products and services in the death care industry in North America,

currently owning and operating 628 funeral homes and 162 cemeteries in

North America, South America, Europe and the Pacific Rim.


Stewart Enterprises, Inc. will host its quarterly conference call for investors to discuss second quarter results today at 10 a.m. Central

Standard Time.  The teleconference dial-in number is (877) 282-0743.  From outside the continental United States, call (703) 871-3073.  Interested parties may also listen to the live conference call via the Internet through Stewart Enterprises' website at HTTP://WWW.STEWARTENTERPRISES.COM.

To participate, please call the number or go to the website at least 15 minutes prior to the call.  A replay of the call will be available on the

Company's website until July 6, 2000.  All investor information is available at HTTP://WWW.STEWARTENTERPRISES.COM.


                                  -more-

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STATEMENTS  MADE  HEREIN  THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING
STATEMENTS. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY DUE TO SEVERAL IMPORTANT FACTORS INCLUDING THE FOLLOWING: THE ECONOMY, DEATH RATE, COMPETITION AND CONSUMER PREFERENCES IN THE COMPANY'S DOMESTIC AND FOREIGN MARKETS; THE COMPANY'S ABILITY TO INCREASE PRICES, RETAIN MARKET SHARE, AND MEET PRENEED SALES TARGETS; FINANCIAL MARKET CONDITIONS, INCLUDING STOCK AND BOND PRICES AND INTEREST RATES; THE COMPANY'S ABILITY TO ACCESS SECONDARY EQUITY AND DEBT MARKETS; THE COMPANY'S ABILITY TO ACHIEVE
ECONOMIES   OF  SCALE  AND  MANAGE  GROWTH;  THE  PERFORMANCE  OF  ACQUIRED
BUSINESSES; THE COMPANY'S SUCCESS WITH ITS INTERNAL GROWTH STRATEGIES, OPERATING INITIATIVES, AND CASH FLOW INITIATIVES; THE COMPANY'S ABILITY TO MAKE ACQUISITIONS AND ENTER NEW MARKETS; THE EFFECT OF UNANTICIPATED LEGAL PROCEEDINGS AND UNANTICIPATED OUTCOMES OF LEGAL PROCEEDINGS; AND CHANGES IN ACCOUNTING POLICIES AND PRACTICES ADOPTED VOLUNTARILY OR REQUIRED TO BE ADOPTED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. SUCH FACTORS, AND OTHERS, ARE MORE FULLY DESCRIBED IN ITEM 5 OF THE COMPANY'S FORM 10-Q FOR THE QUARTER ENDED JANUARY 31, 2000. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE INFORMATION CONTAINED HEREIN.
                                ###
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

                        STEWART ENTERPRISES, INC. AND SUBSIDIARIES

                           CONSOLIDATED STATEMENTS OF EARNINGS
                                       (Unaudited)
                     (Dollars in thousands, except per share amounts)


                                                               Three Months Ended April 30,
                                                            -------------------------------
                                                                  2000           1999
                                                            -------------   ---------------
Revenues:
     Funeral                                                    $  115,741       $  113,198
     Cemetery                                                       73,120           81,099
                                                             -------------   ---------------
          Total revenues                                           188,861          194,297
                                                             -------------   ---------------
Costs and expenses:
     Funeral                                                        84,936           80,114
     Cemetery                                                       54,141           56,515
                                                             -------------   ---------------
          Total costs and expenses                                 139,077          136,629
                                                             -------------   ---------------
     Gross profit                                                   49,784           57,668
Corporate general and administrative expenses                        4,883            4,333
                                                             -------------   ---------------
     Operating earnings                                             44,901           53,335
Interest expense, net                                              (14,447)         (11,688)
Other income (expense)                                                 (10)           1,043
                                                             -------------   ---------------
     Earnings before income taxes                                   30,444           42,690
Income taxes                                                        11,112           15,582
                                                             -------------   ---------------
     Net earnings                                               $   19,332       $   27,108
                                                             =============   ===============
Earnings per common share:
     Basic                                                      $     0.18       $     0.24
                                                             =============   ===============
     Diluted                                                    $     0.18       $     0.24
                                                             =============   ===============
Weighted average common shares outstanding (in thousands):
     Basic                                                         106,557          111,707
                                                             =============   ===============
     Diluted                                                       106,596          112,192
                                                             =============   ===============
Dividends per common share                                      $     0.02       $     0.02
                                                             =============   ===============



                                STEWART ENTERPRISES, INC. AND SUBSIDIARIES

                                   CONSOLIDATED STATEMENTS OF EARNINGS
                                                (Unaudited)
                            (Dollars in thousands, except per share amounts)


                                                                    Six Months Ended April 30,
                                                                ---------------------------------
                                                                     2000                1999
                                                                -------------       -------------
Revenues:
     Funeral                                                    $     238,387       $     219,932
     Cemetery                                                         143,434             152,537
                                                                -------------       -------------
          Total revenues                                              381,821             372,469
                                                                -------------       -------------
Costs and expenses:
     Funeral                                                          172,849             153,372
     Cemetery                                                         110,480             107,188
                                                                -------------       -------------
          Total costs and expenses                                    283,329             260,560
                                                                -------------       -------------
     Gross profit                                                      98,492             111,909
Corporate general and administrative expenses                          10,143               8,348
                                                                -------------       -------------
     Operating earnings                                                88,349             103,561
Interest expense, net                                                 (29,030)            (25,494)
Other income                                                              796               1,633
                                                                -------------       -------------
     Earnings before income taxes and cumulative effect
          of change in accounting principle                            60,115              79,700
Income taxes                                                           21,942              29,091
                                                                -------------       -------------
     Earnings before cumulative effect of change in
     accounting principle                                              38,173              50,609
Cumulative effect of change in accounting principle,
     net of a $28,798 income tax benefit                                  -               (50,101)
                                                                -------------       -------------
     Net earnings                                               $      38,173       $         508
                                                                =============       =============
Basic earnings per common share:
     Earnings before cumulative effect of change in
     accounting principle                                       $        0.36       $        0.48
     Cumulative effect of change in accounting principle                   -                (0.48)
                                                                -------------       -------------
     Net earnings                                               $        0.36       $        0.00
                                                                =============       =============
Diluted earnings per common share:
     Earnings before cumulative effect of change in
     accounting principle                                       $        0.36       $        0.48
     Cumulative effect of change in accounting principle                   -                (0.48)
                                                                -------------       -------------
     Net earnings                                               $        0.36       $        0.00
                                                                =============       =============

Weighted average common shares outstanding (in thousands):
     Basic                                                            106,414             104,687
                                                                =============       =============
     Diluted                                                          106,432             105,286
                                                                =============       =============

Dividends per common share                                       $       0.04       $        0.04
                                                                =============       =============

                                SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                STEWART ENTERPRISES, INC.


June 6, 2000                                    /s/KENNETH C. BUDDE
                                                -------------------------
                                                Kenneth C. Budde
                                                Executive Vice President
                                                Chief Financial Officer